UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2024
Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
Supplemental Disclosures
As previously announced, on August 1, 2024, Outbrain Inc., a Delaware corporation (the “Company” or “Outbrain”), entered into a Share Purchase Agreement with Altice Teads S.A. (“Altice Teads”), a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, and Teads S.A., a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“Teads”), pursuant to which Outbrain will acquire, directly and via certain of its subsidiaries, all of the issued and outstanding equity interests of Teads from Altice Teads, after which Teads will become a wholly owned subsidiary of Outbrain (the “Transaction”). On October 31, 2024, Outbrain filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission in connection with the Transaction.
Between October 9, 2024 and November 25, 2024, Outbrain received eight demand letters (the “Letters”) from purported stockholders of Outbrain alleging that the preliminary proxy statement filed by Outbrain on October 4, 2024 or the Definitive Proxy Statement, as applicable, contains disclosure deficiencies and fails to disclose and/or omits certain purportedly material information regarding the Transaction. In addition, on November 13, 2024 and November 14, 2024, respectively, two separate complaints were filed by purported stockholders of Outbrain in the Supreme Court of the State of New York, County of New York against the Company and its directors under the captions (i) Michael Kelly v. Outbrain Inc. et al., Case No. 659023/2024, and (ii) John Miller v. Outbrain Inc. et al., Case No. 659031/2024 (collectively, the “Complaints”). Each of the Complaints alleges, among other things, that the Definitive Proxy Statement is materially incomplete and/or misleading, and asserts claims of negligent misrepresentation and concealment and negligence in violation of New York common law. Each of the Complaints seeks various remedies, which include, among other things, (i) enjoining the defendants from consummating the Transaction until such time that sufficient disclosures are made with respect to the allegations, (ii) in the event that the Transaction is consummated, rescinding it, or awarding actual and punitive damages, (iii) awarding fees and expenses, including reasonable attorneys’ and experts’ fees and expenses, and (iv) granting such other relief as the court may deem just and proper.
Outbrain believes that the allegations asserted in the Complaints and the Letters are without merit and no additional disclosures are required under applicable law. However, in order to avoid the risk of delaying or adversely affecting the Transaction and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Outbrain is voluntarily supplementing certain disclosures in the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal merit, legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Outbrain specifically denies all allegations in the Complaints and the Letters that any additional disclosure was or is required.
All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. This Current Report on Form 8-K is incorporated into, and amends and/or supplements, the Definitive Proxy Statement as provided herein.
Supplemental Disclosures to the Definitive Proxy Statement
1.The section of the Definitive Proxy Statement titled “The Transaction – Background of the Transaction” is hereby supplemented by amending and restating the fifth full paragraph on page 60 of the Definitive Proxy Statement in its entirety as follows:
On February 28, 2024, as part of the agenda during its quarterly meeting, the Outbrain Board held a discussion in which Outbrain’s management presented its views on a potential acquisition of Teads based on the materials reviewed and information discussed during meetings of the respective managements of Outbrain and Teads. In the meeting, Outbrain’s management presented its views on structuring the potential acquisition of Teads. After discussion, the Outbrain Board decided to form an M&A committee of the Outbrain Board (the “M&A Committee”), comprised of Mr. Kostman, Shlomo Dovrat (an independent director and an affiliate of Viola Ventures, a significant shareholder of Outbrain) and Yaffa Krindel (an independent director).~~,~~ The M&A Committee was formed in order to oversee the ongoing negotiations of a possible transaction with Teads. The M&A Committee was not formed to address a potential conflict of interest of any members of the Outbrain Board and was not delegated any specific powers. None of the members of the M&A Committee received any additional compensation for serving on the M&A Committee. Additionally, the M&A Committee has not met or taken any action since the execution of the Share Purchase Agreement.
2.The section of the Definitive Proxy Statement titled “The Transaction – Opinion of Outbrain’s Financial Advisor” is hereby supplemented as follows:
a.By amending and restating the first full paragraph under the heading “Illustrative Discounted Cash Flow Analysis – Teads” on page 72 of the Definitive Proxy Statement as follows:
Using the Teads Forecasts Without Synergies and the Teads Forecasts With Synergies (each as defined herein), Goldman Sachs performed an illustrative discounted cash flow analysis on Teads to derive a range of illustrative present enterprise values. Using the mid-year convention for discounting cash flows and discount rates ranging from 11.5% to 13.0%, reflecting estimates of Teads’ weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2024 (i) estimates of unlevered free cash flow for Teads for the second quarter of 2024 through the end of fiscal year 2029, as reflected in the Teads Forecasts Without Synergies and the Teads Forecasts With Synergies and (ii) a range of illustrative terminal values for Teads, which were calculated by applying perpetuity growth rates ranging from 1% to 2%, to a terminal year estimate of the unlevered free cash flow to be generated by Teads of approximately $126 million and $210 million, as reflected in the Teads Forecasts Without Synergies and the Teads Forecasts With Synergies, respectively (which analysis implied terminal year Adjusted EBITDA exit multiples ranging from 4.8x to 6.1x (based on the Teads Forecasts Without Synergies)) and 5.3x to 6.7x (based on the Teads Forecasts With Synergies). The range of terminal year exit EV / EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical trading multiples of certain publicly traded companies, as described below in the section titled “The Transaction—Opinion of Outbrain’s Financial Advisor—Selected Public Company Comparables Analysis.” Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Teads’ target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Teads, as well as certain financial metrics for the United States financial markets generally.
b.By amending and restating the first full paragraph under the heading “Illustrative Discounted Cash Flow Analysis – Outbrain Standalone” on page 73 of the Definitive Proxy Statement as follows:
Using the Outbrain Standalone Forecasts (as defined herein), Goldman Sachs performed an illustrative discounted cash flow analysis on Outbrain on a standalone basis to derive a range of illustrative present values per share of Common Stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 11.5% to 13%, reflecting estimates of Outbrain’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2024 (i) estimates of unlevered free cash flow for Outbrain for the second quarter of 2024 through the end of fiscal year 2029 as reflected in the Outbrain Standalone Forecasts and (ii) a range of illustrative terminal values for Outbrain, which were calculated by applying perpetuity growth rates ranging from 1% to 2%, to a terminal year estimate of the unlevered free cash flow of approximately $27 million to be generated by Outbrain, as reflected in the Outbrain Standalone Forecasts (which analysis implied terminal year EBITDA exit multiples ranging from 2.9x to 3.7x). The range of terminal year exit EV / EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical trading multiples of Outbrain and of certain publicly traded companies. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Outbrain’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Outbrain, as well as certain financial metrics for the United States financial markets generally.
c.By amending and restating the second full paragraph under the heading “Illustrative Present Value of Future Share Price Analysis – Outbrain Standalone” on page 74 of the Definitive Proxy Statement as follows:

Goldman Sachs then subtracted the amount of Outbrain’s total debt and debt-like items of approximately $118 million and added the amount of Outbrain’s cash and cash equivalents for each of the fiscal years 2024 to 2026, each as provided by and approved for Goldman Sachs’ use by the management of Outbrain, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for Outbrain on a standalone basis for each of the fiscal years 2024 to 2026. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Common Stock on a standalone basis for each of fiscal years 2024 to 2026, calculated using information provided by and approved for Goldman Sachs’ use by the management of Outbrain, to derive a range of implied future values per share of Common Stock (excluding dividends). Goldman Sachs then discounted these implied future equity values per share of Common Stock to March 31, 2024, using an illustrative discount rate of 15%, reflecting an estimate of Outbrain’s standalone cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Outbrain, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $3.16 to $4.88 per share of Common Stock.
d.By amending and restating the first full paragraph under the heading “Illustrative Discounted Cash Flow Analysis – Combined Company” on page 74 of the Definitive Proxy Statement as follows:
Using the Combined Company Forecasts (as defined herein), Goldman Sachs performed an illustrative discounted cash flow analysis on the combined company to derive a range of illustrative present values per share of Common Stock (“Combined Company Common Stock”). Using the mid-year convention for discounting cash flows and discount rates ranging from 11.5% to 13.0%, reflecting estimates of Outbrain’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2024 (i) estimates of unlevered free cash flow for the combined company for the second quarter of 2024 through fiscal year 2029 as reflected in the Combined Company Forecasts and (ii) a range of illustrative terminal values for the combined company, which were calculated by applying perpetuity growth rates ranging from 1% to 2%, to a terminal year estimate of the unlevered free cash flow of approximately $220 million to be generated by the combined company, as reflected in the Combined Company Forecasts (which analysis implied terminal year EBITDA exit multiples ranging from 4.5x to 5.7x). The range of terminal year exit EV / EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical trading multiples of Outbrain and of certain publicly traded companies. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Outbrain’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Outbrain, as well as certain financial metrics for the United States financial markets generally.
e.By amending and restating the second full paragraph under the heading “Illustrative Present Value of Future Share Price Analysis – Combined Company” on page 75 of the Definitive Proxy Statement as follows:
For each of the fiscal years from 2024 to 2026, Goldman Sachs then subtracted the amount of the combined company’s total debt and debt-like items of approximately $775 million for each of the fiscal years 2024 and 2025 and approximately $750 million for the fiscal year 2026 and the value of the Series A Preferred Shares and added the amount of the combined company’s cash and cash equivalents ~~for each of the fiscal years 2024 to 2026~~, each as provided by and approved for Goldman Sachs’ use by the management of Outbrain, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for the combined company for each of the fiscal years 2024 to 2026. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of the Combined Company Common Stock for each of fiscal years 2024 to 2026, calculated using information provided by and approved for Goldman Sachs’ use by the management of Outbrain, to derive a range of implied future values per share of the Combined Company Common Stock (excluding dividends). Goldman Sachs then discounted these implied future equity values per share of Combined Company Common Stock to March 31, 2024, using an illustrative discount rate of 15%, reflecting an estimate of the combined company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Outbrain, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $2.87 to $10.56 per share of Combined Company Common Stock.
f.By amending and restating the fifth full paragraph under the heading “General” on page 76 of the Definitive Proxy Statement as follows:

Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Outbrain, Altice Teads and any of their respective affiliates and third parties, including Viola Ventures, a significant shareholder of Outbrain, and Altice International S.à.r.l. (“Altice International”) and affiliates of Patrick Drahi, each a direct or indirect significant shareholder of Teads, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Share Purchase Agreement. Goldman Sachs acted as financial advisor to Outbrain in connection with, and participated in certain of the negotiations leading to, the Transaction. Goldman Sachs expects to receive fees for its services in connection with the Transaction, including a $10 million transaction fee upon consummation of the Transaction which is subject to a reduction as result of an agreement by Goldman Sachs to credit toward such transaction fee up to $5 million of the fees that Outbrain expects to pay to an affiliate of Goldman Sachs for services as lender under a bridge facility and lead arranger under a bridge take-out offering relating to the financing of the Transaction. Outbrain expects to pay such affiliate of Goldman Sachs a total of approximately $14.5 million in fees for such Transaction financing-related services, of which $5 million would be credited toward such transaction fee. In addition, Outbrain may, in its sole discretion, pay Goldman Sachs an additional transaction fee of up to $2.5 million. An affiliate of Goldman Sachs is party to the Commitment Letter, pursuant to which it agreed to provide financing for the Transaction in the form of the Bridge Facility and to act as administrative agent and provide commitments under the New Revolving Credit Facility, and related fee letters. In addition, an affiliate of Goldman Sachs has been engaged by Outbrain to perform certain services to assist Outbrain in obtaining permanent financing in lieu of the Bridge Facility. Except as described herein, during the two-year period ended August 1, 2024, Goldman Sachs Investment Banking has not been engaged by Outbrain or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has also provided certain financial advisory and/or underwriting services to Altice International, the parent of Altice Teads, and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as advisor to Altice Financing S.A., an affiliate of Altice International (“Altice Financing S.A”), on the amendment and extension of a term loan in December 2022; as bookrunner on a partial extension of a term loan to Altice USA, Inc. (“Altice USA”), an entity controlled by Patrick Drahi, in December 2022; as lead arranger on the extension of a term loan of Altice France S.A., an entity controlled by Patrick Drahi, in January 2023; as bookrunner for an offering of a term loan by Altice Financing S.A. in September 2023; as bookrunner on the private placement of high yield notes of Altice France S.A. in December 2023; as bookrunner for the refinancing of high yield notes of Altice USA in January 2024; and as bookrunner for an offering of high yield notes of Altice USA in April 2024. During the two-year period ended August 1, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Altice International and/or its affiliates of approximately $21 million. Except as described above, during the two-year period ended August 1, 2024, Goldman Sachs has not recognized any compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Patrick Drahi and/or his affiliates. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Outbrain, Altice Teads, Viola, Altice International and Patrick Drahi and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. An affiliate of Goldman Sachs holds a 4.9% direct investment interest in the general partner of Viola. Affiliates of Goldman Sachs also may have co-invested with Viola Ventures and its affiliates from time to time and may have invested in limited partnership units of affiliates of Viola Ventures from time to time and may do so in the future.
3.The section of the Definitive Proxy Statement titled “The Transaction – Certain Prospective Financial Information” is hereby supplemented as follows:
a.By amending and restating the third footnote under the heading “Summary of Outbrain Standalone Forecasts” on page 78 of the Definitive Proxy Statement as follows:
(3)    We define EBIT as Adjusted EBITDA (Unburdened by SBC) minus: (i) depreciation and amortization; and (ii) SBC attributable to additional equity awards to be granted in the future (which amount was $1 million, $4 million, $7 million, $10 million, $13 million and $13 million in 2024E, 2025E, 2026E, 2027E, 2028E and 2029E, respectively).

b.By amending and restating the fourth footnote under the heading “Summary of Combined Company Forecasts” on page 80 of the Definitive Proxy Statement as follows:
(4)    Combined Company EBIT was calculated by subtracting from the Combined Company Adjusted EBITDA (Unburdened by SBC) (i) the combined depreciation & amortization costs from the Teads Forecasts With Synergies and the Outbrain Standalone Forecasts, (ii) the combined costs to achieve synergies from the Teads Forecasts With Synergies and the Outbrain Standalone Forecasts and (iii) the SBC attributable to additional equity awards to be granted in the future from the Outbrain Standalone Forecasts, as adjusted in light of the Transaction (which amount was $1 million, $6 million, $12 million, $18 million, $25 million and $30 million in 2024E, 2025E, 2026E, 2027E, 2028E and 2029E, respectively).
Cautionary Note About Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the U.S. federal securities laws and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Outbrain and Teads S.A. (“Teads”) operate, and beliefs and assumptions of Outbrain’s management. Forward-looking statements may include, without limitation, statements regarding possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives, expected synergies and statements of a general economic or industry-specific nature. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions, or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the risk that the conditions to the consummation of the transaction will not be satisfied (or waived); uncertainty as to the timing of the consummation of the transaction and Outbrain and Teads’ ability to complete the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the share purchase agreement; the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Outbrain or Teads, or the expected benefits of the transaction; the failure to obtain the necessary debt financing to complete the transaction; the effect of the announcement or pendency of the transaction on Outbrain’s or Teads’ operating results and business generally; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that Outbrain’s stock price may decline significantly if the transaction is not consummated; the effect of the announcement of the transaction on the ability of Outbrain and Teads to retain and hire key personnel and maintain relationships with their customers, suppliers and others with whom they do business; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings; overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns; geopolitical concerns, including the ongoing war between Ukraine-Russia and conditions in Israel and the Middle East; supply chain issues; inflationary pressures; labor market volatility; bank closures or disruptions; the impact of challenging economic conditions; political and policy uncertainties resulting from the U.S. presidential election; and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss or decline of one or more large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain or the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain or the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the other risk factors and additional information described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2024, in the section entitled “Risk Factors”, and under the heading “Risk Factors” in Item 1A of Outbrain’s Annual Report on Form 10-K filed with the SEC on March 8, 2024 for the year ended December 31, 2023 and Outbrain’s Form 10-Q filed with the SEC on August 8, 2024 for the period ended June 30, 2024, and in subsequent reports filed with the SEC.
Accordingly, you should not rely upon forward-looking statements as an indication of future performance. Outbrain cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Outbrain and the combined company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. Outbrain undertakes no obligation, and does not assume any obligation, to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.
Additional Information About the Transaction and Where to Find It
This communication may be deemed to be solicitation material in respect of the stockholder approval (the “Stockholder Approval”) to authorize the issuance of certain equity securities of Outbrain as consideration for the proposed transaction.
In connection with a special meeting of its stockholders for the Stockholder Approval, on October 31, 2024, Outbrain filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OUTBRAIN, TEADS AND THE TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Outbrain with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Outbrain’s website at https://www.outbrain.com.
Participants in the Solicitation
Outbrain and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Outbrain in favor of the Stockholder Approval. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Outbrain’s proxy statement for its 2024 annual meeting of stockholders on Schedule 14A, which was filed with the SEC on April 26, 2024. To the extent holdings of Outbrain’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or

Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Outbrain’s participants in the solicitation, which may, in some cases, be different than those of Outbrain’s shareholders generally, is set forth in Outbrain’s definitive proxy statement relating to the Stockholder Approval, which was filed with the SEC on October 31, 2024, and other relevant materials to be filed by Outbrain with the SEC when available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.
Date: November 26, 2024	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

    9